Statements of Financial Condition (USD $)	Dec. 31, 2013	Dec. 31, 2012
Assets
United States Treasury Obligations, at fair value (cost $30,996,556 and $50,493,761 respectively)	$ 30,999,256	$ 50,498,119
Cash held by commodity broker	1,547,879	14,830,754
Net unrealized appreciation (depreciation) on futures contracts	(302,850)	(2,940,700)
Equity in broker trading accounts	32,244,285	62,388,173
Total assets	32,244,285	62,388,173
Liabilities
Management fee payable	20,875	41,854
Brokerage fee payable	4,704	1,730
Total liabilities	25,579	43,584
Commitments and Contingencies (Note 9)
Equity
Shareholders' equity-General Shares	1,290	2,078
Shareholders' equity-Shares	32,217,416	62,342,511
Total shareholders' equity	32,218,706	62,344,589
Total liabilities and equity	$ 32,244,285	$ 62,388,173
General Shares outstanding	40	40
Shares outstanding	1,000,000	1,200,000
Net asset value per share
General Shares	$ 32.22	$ 51.95
Shares	$ 32.22	$ 51.95